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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2000

                              BENJAMIN MOORE & CO.
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               (Exact Name of Registrant as Specified in Charter)

New Jersey                            0-8894                    13-5256230
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     Of Incorporation)                                       Identification No.)

51 Chestnut Ridge Road, Montvale, New Jersey                       07645
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (201) 573-9600

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events.

         At its meeting on April 27, 2000 the Board of Directors of Benjamin Moore & Co. elected its President and Chief Operating Officer, Yvan Dupuy, to the position of Chief Executive Officer. Mr. Dupuy will serve as President and Chief Executive Officer and continue as a Director. Richard Roob, who will continue to serve as Chairman of the Board of Directors, previously held the position of Chief Executive Officer. The position of Chief Operating Officer will remain vacant.

         The Board of Directors also declared a regular quarterly dividend of twenty one cents ($0.21) per share payable July 3, 2000 to shareholders of record on June 1, 2000. This represents an increase of two cents ($0.02) per share in the regular quarterly dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BENJAMIN MOORE & CO.
                                               ---------------------------------
                                                        (Registrant)


Date April 28, 2000                            By    /s/ John T. Rafferty
                                                 -------------------------------
                                                         John T. Rafferty
                                                         Secretary